CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our reports dated October 30, 1997, included in Transaction Systems Architects, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 1997, and to all references to our firm included in this Registration Statement.

                                                           ARTHUR ANDERSEN LLP

Omaha, Nebraska,
 June 5, 1998